SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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PAREXEL International Corporation
(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement)
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200 West Street, Waltham, Massachusetts 02451
Telephone: 781-487-9900
Fax: 781-487-0525
SUPPLEMENT TO PROXY STATEMENT FOR
2005 ANNUAL MEETING OF STOCKHOLDERS
To be held on December 15, 2005
November 17, 2005
Dear Stockholder:
     On October 28, 2005, you were mailed proxy materials for the Annual Meeting of Stockholders of PAREXEL International Corporation (the “Company”) that is to be held at 2:30 p.m., Eastern Standard Time, Thursday, December 15, 2005, at the Museum of Our National Heritage located at 33 Marrett Road, Lexington, Massachusetts 02420, for the purposes set forth in the Notice of Annual Meeting of Stockholders dated October 28, 2005, including a proxy statement dated October 28, 2005, proxy card and annual report to stockholders for the year ended June 30, 2005.
     This supplement amends and supplements the proxy statement to provide updated and amended information with respect to the compensation, stockholdings and employment arrangements of certain executive officers of the Company. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement remains accurate in all material respects and should be considered in casting your vote by proxy or at the Annual Meeting.
     This Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement.
     This Supplement is being mailed on or about November 17, 2005 to all stockholders entitled to vote at the Annual Meeting.
     All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the meeting, and in case you have not already done so, you are urged to complete, sign and date the enclosed proxy card and return it in the postage-prepaid envelope provided. It is important that your shares be voted whether you attend the meeting in person or not. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation is greatly appreciated.
By Order of the Board of Directors,
Susan H. Alexander
Secretary
Waltham, Massachusetts
November 17, 2005

EXECUTIVE COMPENSATION
     The proxy statement contained certain information regarding the compensation of the Company’s Chief Executive Officer (the “CEO”) and certain other executive officers of the Company under the caption “Executive Compensation”. After a review of the 2005 compensation of the Company’s executive officers, the Company has revised the list of executive officers for whom compensation disclosure is made and the following tables are included in this Supplement to amend and replace the corresponding tables in the proxy statement.
     The following table sets forth certain information with respect to the Company’s last three completed fiscal years concerning the compensation of the CEO, the four other most highly compensated executive officers as of June 30, 2005 other than the CEO, and a former executive officer of the Company who would have been one of the four other most highly compensated executive officers if he had been serving as an executive officer of the Company as of June 30, 2005 (collectively, the “Named Executive Officers”):
Summary Compensation Table

				Long-Term
				Compensation
				Number of
	Fiscal	Annual Compensation		Securities	All Other
Name and Principal Position	Year	Salary(1)	Bonus	Underlying Options	Compensation(2)
Josef H. von Rickenbach	2005	$464,437	—	40,000	$3,000
Chairman of the Board	2004	450,000	—	40,000	3,000
and Chief Executive Officer	2003	469,107	$162,000	—	3,000
Carl A. Spalding(3)	2005	$421,245	—	42,000	—
President and Chief Operating	2004	418,083	—	—	—
Officer	2003	400,000	$145,478	—	—
James F. Winschel, Jr.	2005	$285,000	$80,000	—	$3,000
Senior Vice President	2004	285,804	—	35,000	3,000
and Chief Financial Officer	2003	275,000	137,911	25,000	3,000
Ulf Schneider, PhD.	2005	$282,309	—	—	—
Senior Vice President and Chief	2004	269,231	—	35,000	—
Administrative Officer	2003	246,202	$102,994	—	—
Michael E. Woehler, PhD.	2005	$279,583	—	—	$2,921
Executive Vice President	2004	270,000	—	50,000	2,700
	2003	259,167	$116,075	—	2,650
Andrew L. Smith(4)	2005	$284,578	—	—	—
President, Medical Marketing Services	2004	289,071	—	40,000	—
	2003	279,692	$112,730	—	—

(1)	Includes payments for unused vacation time, if any.

(2)	Amounts shown represent employer contributions under the Company’s 401(k) plan during the fiscal year.

(3)	Mr. Spalding retired from the Company effective June 30, 2005.

(4)	Mr. Smith resigned from the Company effective April 22, 2005.

     The following table sets forth information concerning stock options granted pursuant to the Company’s stock plans during the fiscal year ended June 30, 2005 to the Named Executive Officers.
Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable
	Number of	Percent of			Value at Assumed
	Securities	Total Options			Annual Rates of Stock
	Underlying	Granted to	Exercise		Price Appreciation for
	Options	Employees in	Price Per	Expiration	Option Term(1)
Name	Granted(2)	Fiscal Year(3)	Share(4)	Date(5)	5%	10%
Josef H. von Rickenbach	40,000	14.13%	$19.62	11/17/12	$379,139	$903,919
Carl A. Spalding(6)	15,000	5.30	19.99	9/8/12	145,603	346,442
	27,000	9.54	20.84	12/15/12	274,439	651,867
James F. Winschel, Jr.	—	—	—	—	—	—
Ulf Schneider, PhD.	—	—	—	—	—	—
Michael E. Woehler, PhD.	—	—	—	—	—	—
Andrew L. Smith	—	—	—	—	—	—

(1)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of the Company’s Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission (the “SEC”) and do not reflect the Company’s estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Company’s Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(2)	These options are exercisable in four equal installments commencing one year from the date of grant.

(3)	Based on an aggregate of 283,000 shares subject to options granted in the fiscal year ended June 30, 2005 to employees of the Company.

(4)	The exercise price per share of these options was equal to the fair market value of the Company’s Common Stock on the date of grant.

(5)	The expiration date of these options is the eighth anniversary of the date of grant of these options.

(6)	Mr. Spalding retired from the Company effective June 30, 2005.

     The following table sets forth certain information concerning the shares of Common Stock acquired upon stock option exercises by the Named Executive Officers and the value realized upon such exercises during the year ended June 30, 2005, and the number and value of the shares of Common Stock underlying the options held by the Named Executive Officers as of June 30, 2005.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

	Shares		Number of Securities		Value of Unexercised,
	Acquired	Value	Underlying Unexercised		In-the-Money Options at
	on Exercise	Realized	Options at Fiscal Year-End		Fiscal Year-End(1)
Name	(#)	($)(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Josef H. von Rickenbach	—	—	341,250	77,500	$1,760,804	$121,800
Carl A. Spalding	—	—	392,000	—	2,548,000	—
James F. Winschel, Jr.	—	—	127,500	42,500	1,226,238	230,563
Ulf Schneider, PhD.	—	—	112,150	30,000	917,253	89,438
Michael E. Woehler, PhD.	—	—	50,000	50,000	296,425	176,475
Andrew L. Smith	66,250	$566,575	—	—	—	—

(1)	Value is based on the difference between the option exercise price and the fair market value at June 30, 2005 ($19.82 per share as quoted on the Nasdaq National Market), multiplied by the number of shares underlying the option.

(2)	Value realized is calculated based on the difference between the option exercise price and the closing market price of the Company’s Common Stock on the Nasdaq National Market on the date of the exercise, multiplied by the number of shares exercised.
EMPLOYMENT AGREEMENTS
     The proxy statement contained under the caption “Employment Agreements” certain information regarding the employment arrangements of the Named Executive Officers. The following information regarding the employment arrangements between the Company and Ulf Schneider is intended to supplement such original disclosure.
     PAREXEL International GmbH (“PAREXEL Germany”), a wholly owned subsidiary of PAREXEL, and Ulf Schneider, Senior Vice President and Chief Administrative Officer, are parties to an employment agreement dated as of February 21, 2005 (the “Agreement”). The Agreement has an indefinite term, but shall automatically terminate at the end of the year in which Mr. Schneider turns 65. The Agreement may also be terminated by either party upon six months notice for any reason, or immediately for cause. Pursuant to the Agreement, Mr. Schneider will serve as Managing Director of PAREXEL Germany and have the responsibility for its commercial and administrative business activities. Mr. Schneider will simultaneously serve as a corporate vice president and member of the Executive Committee and Business Review Committee of PAREXEL. Mr. Schneider will receive an annual base salary paid partly in Euros and partly in US Dollars, initially set at EUR 157,470 and US$103,000. The portion of his salary paid in US Dollars is subject to adjustment on a quarterly basis in the event of currency fluctuations. He will also be eligible for an annual bonus pursuant to the PAREXEL Management Incentive Plan, with an initial bonus potential of up to 40% of his base salary, as well as life insurance and access to a company car. Mr. Schneider or his family will be entitled to 6 months salary in the event of his death or incapacity during the term of this Agreement. His salary is subject to review according to company policy. If Mr. Schneider is terminated without cause, he will be entitled to a severance payment equal to one month’s salary for each year of service (with a minimum of 6 months, a maximum of 12 months, and based on a starting employment date of August 13, 1990), plus his pro rata share of his target bonus for the year in which he was terminated. The Agreement also includes confidentiality, inventions assignment and non-compete provisions.

Security Ownership Of Management
     The proxy statement contained under the caption “Security Ownership of Certain Beneficial Owners and Management” a table setting forth certain information regarding beneficial ownership of the Company’s common stock as of September 30, 2005 (i) by each person who was known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) by each current Director of the Company, (iii) by each executive officer of the Company named in the Summary Compensation Table on page 17 of the proxy statement, and (iv) by all current Directors and executive officers of the Company as a group. In connection with the revised Summary Compensation Table on page 2 of this Supplement, the following table sets forth certain information known to the Company regarding beneficial ownership of the Company’s common stock as of September 30, 2005 by the CEO and each executive officer named in the revised Summary Compensation Table.

	Shares Beneficially	Percentage of Shares
Name of Beneficial Owner	Owned(1)	Beneficially Owned(1)
Josef H. von Rickenbach(2)	439,840	1.6%
Ulf Schneider, PhD.(3)	123,392	0.5%
James F. Winschel, Jr.(4)	167,343	0.6%
Michael E. Woehler, PhD.(5)	73,731	0.3%
Carl A. Spalding(6)	42,000	0.2%
Andrew L. Smith	—	—
All executive officers and Directors as a group (13 persons)(7)	1,255,603	4.5%

(1)	The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of such shares. The number of shares deemed beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares issuable pursuant to stock options held by the respective person that may be exercised within 60 days after September 30, 2005 (“Presently Exercisable Stock Options.”) In calculating the percentage of shares of Common Stock beneficially owned by each person or entity listed, the number of shares of Common Stock deemed outstanding includes: (i) 26,560,138 shares of Common Stock outstanding as of September 30, 2005; and (ii) shares issuable pursuant to Presently Exercisable Stock Options, as set forth below.

(2)	Includes 328,750 shares of Common Stock issuable pursuant to Presently Exercisable Stock Options.

(3)	Includes 112,150 shares of Common Stock issuable pursuant to Presently Exercisable Stock Options.

(4)	Includes 142,500 shares of Common Stock issuable pursuant to Presently Exercisable Stock Options, 200 shares of Common Stock owned by spouse and 3,600 shares of Common Stock held as custodian for children.

(5)	Includes 67,500 shares of Common Stock issuable pursuant to Presently Exercisable Stock Options.

(6)	Consists of shares of Common Stock issuable pursuant to Presently Exercisable Stock Options.

(7)	Includes 1,074,316 shares of Common Stock issuable pursuant to Presently Exercisable Stock Options.

REVOCABILITY OF PROXIES
     The holders of Common Stock are entitled to one vote per share on any proposal presented at the Annual Meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy unless the stockholder affirmatively revokes the proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to PAREXEL International Corporation, 200 West Street, Waltham, Massachusetts 02451, Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

PXC-PS-05-SUP

PAREXEL INTERNATIONAL
CORPORATION
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

[PXCCM — PAREXEL INTERNATIONAL CORPORATION] [FILE NAME: ZPXC51.ELX] [VERSION — (3)] [10/11/05] [orig. 08/25/05]

DETACH HERE	ZPXC51

☒
Please mark
votes as in
this example.
#PXC

1.	To elect two (2) Class I Directors to each serve for a term continuing until the annual meeting of stockholders in 2008 and until his successor is duly elected & qualified.
Nominees:
(01) Patrick J. Fortune, (02) William U. Parfet

FOR	WITHHELD
☐	☐

☐

For all nominee(s) except as written above

		FOR	AGAINST	ABSTAIN
2.	To approve the PAREXEL International Corporation 2005 Stock Incentive Plan.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2006.	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐
THIS PROXY SHOULD BE DATED AND SIGNED BY THE
STOCKHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHALL SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.

Signature:	Date:	Signature:	Date:

[PXCCM — PAREXEL INTERNATIONAL CORPORATION] [FILE NAME: ZPXC52.ELX] [VERSION — (2)] [10/20/05] [orig. 08/25/05]

DETACH HERE	ZPXC52
PROXY
PAREXEL INTERNATIONAL CORPORATION
PROXY FOR 2005 ANNUAL MEETING OF STOCKHOLDERS — December 15, 2005
SOLICITED BY THE BOARD OF DIRECTORS
The undersigned Stockholder of PAREXEL International Corporation, a Massachusetts corporation, revoking all prior proxies, hereby appoints James F. Winschel, Jr. and Susan H. Alexander and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of PAREXEL International Corporation which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders of the Company to be held at the Museum of Our National Heritage, 33 Marrett Road, Lexington, Massachusetts on December 15, 2005 at 2:30 p.m., local time, and at any adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 28, 2005, a copy of which has been received by the undersigned, and in their discretion upon any other business that may properly come before the meeting or any adjournments thereof. Attendance of the undersigned at the meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3.

SEE REVERSE
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CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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